Exhibit 99.2

PHARMACOPEIA ANNOUNCES MANAGEMENT TEAM CHANGES

February 28, 2008 - Princeton, NJ — Pharmacopeia (NASDAQ: PCOP), an innovator in the discovery and development of novel small molecule therapeutics, today announced advancements for two members of its management team. Rene Belder, M.D., Vice President, Clinical and Regulatory Affairs, has been promoted to Senior Vice President, Clinical and Regulatory Affairs, and the role of S. David Kimball, Ph.D., Senior Vice President, Chemistry and Preclinical Chemical Development, has been expanded to include all of research, and his title has been changed to Senior Vice President, Discovery.  The company also announced that David M. Floyd, Ph.D. is retiring effective March 31, 2008 from his position as Executive Vice President and Chief Scientific Officer. However, Dr. Floyd will rejoin Pharmacopeia’s scientific advisory board and continue to consult for the company in the area of scientific direction and strategy.

“David Floyd has had an important impact on Pharmacopeia since arriving at the company more than three years ago. He has facilitated the successful transformation of Pharmacopeia into a clinical stage development company by helping to build our broad pipeline,” said Les Browne, Ph.D., Pharmacopeia’s President and Chief Executive Officer.  “While we are saddened to see him leave his day-to-day position, we are very pleased that he will once again be a member of our scientific advisory board and continue to provide his invaluable insight as a key consultant.”

“I view my tenure as a  member of the Pharmacopeia executive management team as very rewarding and look forward to remaining connected with the company through my SAB and consulting roles,” stated Dr. Floyd. “We have made tremendous progress over the last three years and, along the way, have assembled a solid group of scientists in both discovery and development as evidenced by today’s announcements regarding Rene and David.”

Dr. Belder has served as Vice President, Clinical and Regulatory Affairs since November 2006.  He joined Pharmacopeia from Bristol-Myers Squibb, where during his 19-year tenure he served as a therapeutic expert in the areas of cardiovascular and metabolic diseases, and gained extensive global experience in leading clinical development programs and working with thought leaders in various clinical areas.  His work included all phases of clinical development, as well as extensive interaction with the Food and Drug Administration, including leadership of the team responsible for the NDA for muraglitazar, a dual PPAR agonist.

Dr. Kimball has served as Senior Vice President, Chemistry and Preclinical Chemical Development since September 2007. Previously, he served as Vice President, Medicinal Chemistry at Lexicon Pharmaceuticals, where he successfully directed that company’s chemistry effort to discover drug candidates in multiple therapeutic areas, several of which have entered clinical development. Prior to that, Dr. Kimball spent nearly 20 years at Bristol-Myers Squibb Pharmaceutical Research Institute.  In various research roles at BMS, he oversaw innovative drug discovery and development projects in the areas of cardiovascular disease and oncology.

“Since joining Pharmacopeia, Rene and David have both made significant contributions to the success of the company’s R&D,” said Dr. Browne. “Both of these promotions are well-deserved and Pharmacopeia is fortunate to have these talented individuals playing critical roles in charting the scientific course for the company.”

ABOUT PHARMACOPEIA

Pharmacopeia is a clinical development stage biopharmaceutical company dedicated to discovering and developing novel small molecule therapeutics to address significant medical needs. The company has a broad portfolio of clinical and preclinical candidates under development internally or by partners including seven clinical compounds in Phase 2 or Phase 1 development addressing multiple indications including hypertension, diabetic nephropathy, muscle wasting, inflammation and respiratory disease. The company is leveraging its fully integrated drug discovery platform to sustain the growth of its development pipeline. Pharmacopeia has established strategic agreements with major pharmaceutical and biotechnology companies, including Bristol-Myers Squibb, Celgene, Cephalon, GlaxoSmithKline, Schering-Plough, and Wyeth Pharmaceuticals. For more information please visit the company’s website at http://www.pharmacopeia.com.

Contact:

Amy P. Sharpless

Corporate Communications Coordinator

Pharmacopeia, Inc.

(609) 452-3643

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This press release, and oral statements made with respect to information contained in this press release, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, goal, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management’s current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia’s strategic plans, Pharmacopeia’s plans to develop PS433540, a product candidate from its DARA program, Pharmacopeia’s Phase 2 and Phase 1 clinical studies with respect to PS433540, including timing and expected outcomes of such studies, Pharmacopeia’s plans to develop PS178990, a product candidate from its SARM program, Pharmacopeia’s Phase 1 clinical studies with respect to PS178990, including timing and expected outcomes of such studies, Pharmacopeia’s plans to develop PS031291, a product candidate from its chemokine receptor CCR1 program, Pharmacopeia’s estimates of the market opportunities for its product candidates, including PS433540, PS178990 and PS031291, Pharmacopeia’s ability to successfully perform under its collaborations with Bristol-Myers Squibb, Cephalon, GlaxoSmithKline, Schering-Plough and Wyeth, Pharmacopeia’s ability to build its pipeline of novel drug candidates through its own internally-funded drug discovery programs, third party collaborations and in-licensing, Pharmacopeia’s ability to raise additional capital, Pharmacopeia’s expectations concerning the development priorities of its collaborators, their ability to successfully develop compounds and its receipt of milestones and royalties from the collaborations, Pharmacopeia’s anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia’s expectations concerning the legal protections afforded by U.S. and international patent law, Pharmacopeia’s ability to pursue the development of new compounds and other business matters without infringing the patent rights of others, additional competition, and changes in economic conditions.

Further information about these and other relevant risks and uncertainties may be found in Pharmacopeia’s Reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Pharmacopeia urges you to carefully review and consider the disclosures found in its filings which are available in the SEC EDGAR database at http://www.sec.gov and from Pharmacopeia at http://www.pharmacopeia.com. All forward-looking statements in this press release and oral statements made with respect to information contained in this press release are qualified entirely by the cautionary statements included in this press release and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this press release. Pharmacopeia undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise.